INDEPENDENT AUDITORS' CONSENT            Exhibit 14(a)


The Board of Trustees of
The Eclipse Funds:


We consent to the reference to our firm in the section "Financial Highlights" included in the registration statement of the Eclipse Core Bond Plus Fund filed on Form N-14.


                                      /s/ KPMG LLP


Philadelphia, Pennsylvania
October 1, 2003